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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

  As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 23, 1996 included (or incorporated by reference) in Telemundo Group, Inc.'s Form 10-K/A for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

ARTHUR ANDERSEN LLP

Miami, Florida
May 7, 1998